Exhibit 10.1
FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF ACADIAN GAS, LLC

This FIRST AMENDMENT (this “Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of Acadian Gas, LLC dated as of June 1, 2010 (the “LLC Agreement”) by and between Enterprise Products Operating LLC, a Texas limited liability company (“Enterprise Products LLC”), and DEP Operating Partnership, L.P., a Delaware limited partnership (“DEP OLP”), is made and entered into effective as of March 15, 2011, pursuant to the terms of the LLC Agreement and in accordance with Section 15.04 thereof.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Enterprise Products LLC and DEP OLP hereby agree as follows:

Section 1.  AMENDMENT.  Section 4.02(b) of the LLC Agreement is hereby amended and restated to read, in its entirety, as follows:

(b)       The Board of Directors shall provide written notice to the Members of the initial date contributions are due (which date shall be from time to time as is reasonably necessary in order for the Company to meet its payment obligations), the aggregate amount of the Capital Contribution required and each Member’s share thereof, and setting forth in reasonable detail the proposed Expansion Project and Expansion Costs associated therewith.  Each Member shall advise the Board of Directors in writing within five Business Days whether it elects to make an Expansion Capital Contribution.

Section 2.  RATIFICATION OF LLC AGREEMENT.  Except as expressly modified and amended herein, all of the terms and conditions of the LLC Agreement shall remain in full force and effect.

Section 3.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

ENTERPRISE PRODUCTS OPERATING LLC By: Enterprise Products OLPGP, Inc., its managing member By: /s/ W. Randall Fowler W. Randall Fowler Executive Vice President and Chief Financial Officer
DEP OPERATING PARTNERSHIP, L.P. By: DEP OLPGP, LLC, its general partner By: /s/ Bryan F. Bulawa Bryan F. Bulawa Vice President and Treasurer

Signature Page to First Amendment to LLC Agreement